                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sec. 240.14a-12



               Lincoln National Convertible Securities Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------------

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                              One Commerce Square
                               2005 Market Street
                             Philadelphia, PA 19103

                            IMPORTANT ANNUAL MEETING

                                                                    May 7, 2002

DEAR FELLOW SHAREHOLDER:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Lincoln National Convertible Securities Fund, Inc. (the "Fund") to be held on Friday, June 14, 2002 at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania at 10:00 a.m. (EDT). Your Board of Directors and management look forward to greeting personally those shareholders able to attend.

   The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Fund and directors and officers will be present to respond to any questions you may have.

   YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting and save your Fund the expense of further solicitation.

   On behalf of your Board of Directors, thank you for your continued interest and support.

                                             Sincerely,


                                             /s/ David K. Downes
                                             ----------------------------------
                                             David K. Downes
                                             President

                                   IMPORTANT

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH,
       PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       This Page Intentionally Left Blank

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on Friday, June 14, 2002 at 10:00 a.m. (EDT), for the following purposes.

   1. To elect seven Directors for the Fund to hold office until their successors are elected and qualified.

   2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Stockholders of record at the close of business on May 1, 2002 are entitled to notice of and to vote at the Annual Meeting.

                                             By order of the Board of Directors.



                                             /s/ David F. Connor
                                             ---------------------------------
                                             David F. Connor
                                             Secretary

May 7, 2002

                             YOUR VOTE IS IMPORTANT

  TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN, DATE AND PROMPTLY MAIL YOUR WHITE PROXY CARD IN THE
               ENCLOSED POSTAGE PAID ENVELOPE. PLEASE ACT TODAY!

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               ONE COMMERCE SQUARE
                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 PROXY STATEMENT
            Annual Meeting of Stockholders to be held June 14, 2002

   The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 14, 2002 at 10:00 a.m. (EDT) at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, or at any adjournment of that meeting.

   The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

   The purpose of the Annual Meeting is to consider the Proposal referenced on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and mail promptly the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. It is important that you provide voting instructions promptly to help ensure a quorum for the Annual Meeting. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote "FOR" the election of the nominees to the Board. The proxies will also be authorized to vote in their discretion on any other matter which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

   Abstentions will be included for purposes of determining whether a quorum is present for the Fund at the Annual Meeting. They will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on the election of Directors which requires a plurality of votes cast. Because the sole Proposal presented is considered to be a "routine" voting item, the Fund does not expect to recognize broker non-votes.

   In the event that a quorum is not present, or if sufficient votes are not received for the adoption of any Proposal, management may determine to propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

   Stockholders of record at the close of business on May 1, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had 5,841,281 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock will be entitled to one vote at the Annual Meeting.

   This Proxy Statement and accompanying Proxy Card are being mailed on or about May 9, 2002. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or other electronic means, or by personal contacts by Directors and officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser") and its affiliates, and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services LLC. The Fund also has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies for a fee of $7,500, plus reimbursement of expenses.This proxy solicitation is being made by the Board of Directors of the Fund for use at the Annual Meeting. The cost of this proxy solicitation will be borne by the Fund. This includes reimbursement of banks, brokerage houses and other custodians for the expense associated with forwarding proxy solicitation materials to beneficial owners of the Fund's common stock.The Fund's Adviser is Delaware Management Company, a series of Delaware Management Business Trust, One Commerce Square, Philadelphia, PA 19103.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   On December 19, 2001, the Board of Directors unanimously approved a change to the Fund's Articles of Incorporation declassifying the Board of Directors. Articles Supplementary were subsequently filed in the State of Maryland to effectuate this decision of the Board. As a result, all seven Directors will be elected at the Annual Meeting to hold office until the 2003 annual meeting and their successors are elected and qualified.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

   Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.


                      INFORMATION ON THE BOARD OF DIRECTORS


                                                                      Principal              Number of               Other
        Name,                 Position(s)                            Occupation(s)        Portfolios in Fund     Directorships
       Address                Held with      Length of Time             During          Complex* Overseen           Held by
    and Birthdate            Registrant         Served                Past 5 Years          by Director             Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

  David K. Downes(1)          President         1 Year          Executive Vice President,         2              President and
 2005 Market Street          and Director                      Chief Operating Officer and                     Director/Trustee of
  Philadelphia, PA                                               Chief Financial Officer,                         33 investment
        19103                                                  Delaware Lincoln Investment                        companies in
                                                              Advisers; Chairman, President                       the Delaware
  January 8, 1940                                              and Chief Executive Officer,                     Investments family
                                                             Delaware Service Company, Inc.;                         of funds
                                                                 Mr Downes has served in
                                                               various executive capacities                   Director/President,
                                                                  at different times at                        Lincoln National
                                                                  Delaware Investments.                        Income Fund, Inc.


Richard M.Burridge,Sr.(2)      Director        17 Years               Vice President,              2            Director, Lincoln
  125 S. Wacker Drive                                                UBS/PaineWebber                             National Income
     Suite 2600                                                       (since 2000);                                Fund, Inc.
   Chicago, IL 60606                                                    Chairman,
                                                                 The Burridge Group, Inc.
   March 19,1929                                                       (1996-2000).


  H. Thomas McMeekin(3)        Director        12 Years             Managing Director,            2              Director, Lincoln
  100 Mulberry Street                                         Prudential Investment Management                    National Income
  Gateway Center Four                                          (since 2001);Managing Partner,                        Fund, Inc.
       7th Floor                                             Griffin Investments (since 2000);
    Newark, NJ 07102                                            Executive Vice President and
                                                                 Chief Investment Officer -
                                                                       Fixed Income,
    June 17, 1953                                            Delaware Investments (1999-2000);
                                                              President and Director, Lincoln
                                                                Investment Management, Inc.,
                                                                Executive Vice President and
                                                                 Chief Investment Officer,
                                                                Lincoln National Corporation
                                                                       (until 2000).

 ---------
*  The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
   Inc.

1 Mr. Downes is considered to be an "interested director" because he is an executive officer of the Fund's Adviser and accounting service provider. Mr. Downes acquired shares of common stock of Lincoln National Corporation (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2001, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.
2 Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.
3 Mr. McMeekin is considered to be an "interested director" because prior to July 2000 he was an executive officer of Delaware Investments and Lincoln National Corporation (LNC), of which the Fund's Adviser is a wholly-owned subsidary. In addition, Mr. McMeekin currently owns shares of LNC and is affiliated with a registered broker-dealer.


                                                                       Principal             Number of               Other
        Name,                Position(s)                             Occupation(s)        Portfolios in Fund     Directorships
       Address                Held with      Length of Time             During          Complex* Overseen           Held by
    and Birthdate            Registrant         Served                Past 5 Years          by Director             Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

    Thomas L. Bindley         Director         4 Years           President, Bindley               2            Director, Midas, Inc.
  707 Skokie Boulevard                                           Capital Corporation                           and Lincoln National
       Suite 600                                                    (since 1998);                                Income Fund, Inc.
  Northbrook, IL 60062                                         Executive Vice President
                                                             and Chief Financial Officer,
    November 8, 1943                                             Whitman Corporation
                                                                    (until 1998).


      Adela Cepeda            Director        10 Years              President,                   2                 Commissioner,
       Suite 1515                                              A.C. Advisory, Inc.                                 Chicago Public
  70 W. Madison Street                                            (since 1995).                                        Building
   Chicago, IL 60602                                                                                                 Commission;
                                                                                                                  Director, Harvard
      April 30,1958                                                                                                Club of Chicago,
                                                                                                                    Fort Dearborn
                                                                                                                  Income Securities,
                                                                                                                   Inc. and Lincoln
                                                                                                                   National Income
                                                                                                                      Fund, Inc.


    Roger J. Deshaies        Director         10 Years       Senior Vice President -            2                Director, Partners
   Executive Offices                                            Finance, Brigham &                              Health System and
      PBB-Admin.4                                                Women's Hospital                                Lincoln National
     c/o Receiving                                                (since 1998);                                    Convertible
   29 Shattuck Street                                        Senior Vice President -                            Securities Fund Inc.
    Boston, MA 02115                                         Finance, Parkview Health
                                                               System (until 1998).
     August 5, 1949


     Daniel R. Toll          Director         17 Years         President, Heller              2                   Director, Lincoln
   560 Green Bay Road                                       International Corporation                              National Income
       Suite 300                                                  (until 1984).                                       Fund, Inc.
   Winnetka, IL 60093

   December 3, 1927


--------
*  The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
   Inc.

   As of May 1, 2002, the Directors and officers of the Fund as a group beneficially owned 20,373 shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and in the Fund Complex.


                            Common Stock      Dollar Range of Equity        Aggregate Dollar Range of Equity
                         Beneficially Owned   Securities in the Fund       Securities in All Funds Overseen by
    Name of Director       At May 1, 2002*                                     Director in Fund Complex**
---------------------------------------------------------------------------------------------------------------
Interested Directors

  Richard M. Burridge           5,923            $50,001 - $100,000             over $100,000

    David K. Downes             1,000            $10,001 - $50,000                   $10,001   - $50,000

   H. Thomas McMeekin           1,338            $10,001 - $50,000                   $50,001   - $100,000


 Independent Directors

   Thomas L. Bindley            5,000            $50,001 - $100,000             over $100,000

      Adela Cepeda              3,795            $50,001 - $100,000             over $100,000

   Roger J. Deshaies            2,317            $10,001 - $50,000                   $50,001   - $100,000

     Daniel R. Toll             1,000            $10,001 - $50,000                   $50,001   - $100,000

--------
* Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Mr. Deshaies include 1,530 shares held in trust.
** The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
   Inc.

   The members of the Nominating, Audit and Joint Transaction Committees consist of all of the Directors except Messrs. Burridge, Downes and McMeekin who, as noted above, are "interested persons" of the Fund. The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee will consider suggestions for nominees for the Board of Directors of the Fund, if suggestions accompanied by detailed biographical data are sent to the Secretary of the Fund by the date set forth under "Date for Stockholder Proposals" below, though the Nominating Committee is not currently soliciting such suggestions. The Audit Committee makes recommendations to the full Board of the Fund with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Board of Directors of the Fund met nine times during the year ended December 31, 2001. In addition, the Audit and Nominating Committees of the Fund met three times and twice, respectively.

   During the year ended December 31, 2001, all of the current Directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.

   The executive officers of the Fund, other than those shown above, are: David
F. Connor (38), Secretary since October 2000; and Michael P. Bishof (39), Treasurer since January 2000. In addition, Robert D. Schwartz (43) has been a Senior Vice President of the Fund since 1993. Mr. Schwartz has been Portfolio Manager and Vice President of the Fund's Adviser since March 2000. Mr. Bishof is a Senior Vice President / Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. The executive officers of the Fund are elected annually by the Fund's Board of Directors.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                            EACH INCUMBENT DIRECTOR.

                     COMPENSATION OF DIRECTORS AND OFFICERS

   The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $7,000 per year. The Fund pays a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each Joint Transaction Committee meeting and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

   The following table shows compensation for the Directors of the Fund for the year ended December 31, 2001: YEAR ENDED DECEMBER 31, 2001

                                          YEAR ENDED DECEMBER 31, 2001
                                          ----------------------------
                                       TOTAL                       TOTAL
                                     AGGREGATE                  COMPENSATION
                                   COMPENSATION                  FROM FUND
NAME                              FROM THE FUND(1)                COMPLEX(2)
----                              --------------                  --------
Thomas L. Bindley                     $12,000                     $23,000
Richard M. Burridge                   $11,500                     $22,000
Adela Cepeda                          $12,000                     $23,000
Roger J. Deshaies                     $12,000                     $23,000
H. Thomas McMeekin                    $11,500                     $22,000
Daniel R.Toll                         $10,000                     $21,000

----------
1 Includes a director's fee of $7,000 per year, a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board Meeting and a $250 fee for attendance at each Joint Transaction Committee meeting.

2 This information represents the aggregate directors' fees paid to the Directors by the Fund and Lincoln National Income Fund, Inc.

                    COMMITMENT TO GOOD CORPORATE GOVERNANCE

   The Board of Directors believes strongly that its commitment to good corporate governance greatly aids the long-term success of the Fund in delivering value to its shareholders. The Board of Directors has developed and followed a program of corporate governance, the highlights of which are described below.

The Role of Independent Directors

   The Fund's Directors acknowledge the important oversight role played by the Directors who are independent of Fund management. Independent Directors constitute a majority of the Fund's Board of Directors. In addition, the Fund's Audit Committee and Nominating Committee are comprised entirely of independent Directors.

 Qualifications of the Directors

   The qualifications and experience of the individual Directors has greatly enhanced the effectiveness of the Fund's Board. When there are vacancies on the Board, the Nominating Committee seeks out new Board members whose business and educational background will make a significant contribution to the deliberations of the Board. This is reflected in the current Directors, all of whom have impressive credentials and significant expertise in investments, business or finance.

Audit Committee Independence and Financial Literacy

   All members of the Audit Committee are independent Directors, and the Board, in its business judgment, has determined that they meet the independence and financial literacy requirements of the New York Stock Exchange.

Directors are Shareholders

   The Board has adopted a policy that requires each Director to own shares of the Fund. This policy serves to ensure that the interests of the Board will always be aligned with those of the Fund's shareholders.

Responsiveness to Shareholders

   The Board recognizes that its most important function is to serve the best interests of the Fund's shareholders. The Board endeavors to be responsive to the concerns of the Fund's shareholders. For example, the Directors recently destaggered the Board after a number of shareholders expressed a preference for a declassified Board structure. In response to shareholder concern about the discount at which the Fund's shares were trading, the Board implemented a share repurchase program that it believes has contributed to a greatly reduced discount since the program's implementation. The Board has also recently adopted a managed distribution policy to further support the market price at which the Fund's shares trade. In addition, the Board discontinued the Fund's practice of retaining long-term capital gains last year in response to shareholder requests. The Board believes that its actions are concrete evidence of its responsiveness to the interests of all Fund shareholders.

                             AUDIT COMMITTEE REPORT

   As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from PricewaterhouseCoopers LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1, and discussed with a representative of PricewaterhouseCoopers LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2001.

   As noted above, the members of the Fund's Audit Committee are: Thomas L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence set forth in the listing standards of the New York Stock Exchange. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment A to this proxy statement.

   A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

   Audit Fees. The aggregate fees paid to PricewaterhouseCoopers in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 were $33,000.

   Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers to the Fund, its Adviser, and entities controlling, controlled by or under common control with the Adviser for the fiscal year ended December 31, 2001.

   All other fees. The aggregate fees billed for other non-audit services rendered by PricewaterhouseCoopers LLP to the Adviser and DSC and their affiliates during the fiscal year ended December 31, 2001 were $480,000.

                               LEGAL PROCEEDINGS

   Goldstein v. Lincoln National Convertible Securities Fund, Inc. In May 2000, Phillip Goldstein filed a suit against the Fund and its Directors then in office (including each current Director of the Fund except for Mr. Downes) in the U.S. District Court for the Eastern District of Pennsylvania. The plaintiff is a stockholder of LNV who, in April 2000, expressed an intention to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual shareholder meeting, to move that the shareholders of the Fund pass a certain resolution at that meeting, and to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 shareholder meeting because he had failed to notify the Fund of his intentions prior to a published January 2000 deadline. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that they disseminated in connection with the Fund's 2000 annual meeting. In April 2001, the District Court found in favor of the plaintiff, finding that under Maryland law the Fund's Directors, by precluding the plaintiff from nominating his candidates for election to the Board of the Fund and submitting his other proposal at the meeting, breached their fiduciary duty. This ruling was based on the court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The court also found that the Fund's Directors had omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although the Fund's proxy materials disclosed that the Board had implemented a classified structure as permitted by Maryland law (which structure has now been eliminated by Board action), the court ruled that the Fund's proxy materials should have stated that this was accomplished by way of an amendment to the Fund's charter documents. Mr. Goldstein has filed a motion with the district Court seeking attorneys fees and expenses to be paid by the Fund. The Board of the Fund has appealed the decision of the District Court in this case.

   Daniels v. Lincoln National Convertible Securities Fund, Inc. ("Daniels I"). In January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City in Baltimore, Maryland. This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the Goldstein action described above. The plaintiff seeks unspecified damages and attorneys fees.

   Daniels v. Lincoln National Convertible Securities Fund, Inc. ("Daniels II"). In September 2001, the plaintiff in the Daniels I case filed a separate class action complaint in the District Court for the Southern District of New York. In addition to the Fund and its directors, the complaint in Daniels II names the Fund's former and current investment adviser as defendants. The complaint alleges that the defendants engaged in a joint transaction in contravention of
Section 17(d) of the 1940 Act. Specifically, the complaint alleges that the directors and the Fund's investment adviser improperly used Fund assets to finance a proxy contest against Mr. Goldstein and related litigation. The plaintiff seeks unspecified damages and attorneys fees.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2001 the filing requirements applicable to the above-mentioned persons were met.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, May 1, 2002, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, was the owner of record of 5,294,731 shares (91%) of the outstanding Common Stock of the Fund. Such shares are believed to be held on behalf of the beneficial owners of the shares. Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before December 17, 2002. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before March 3, 2003. All such proposals should be sent to the Secretary of the Fund, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment.



                                    /s/ David F. Connor
                                    -------------------
                                    David F. Connor
                                    Secretary

Dated May 7, 2002

   YOUR VOTE IS IMPORTANT! YOU ARE URGED TO SIGN, DATE AND MAIL YOUR EXECUTED
                                 PROXY PROMPTLY.

                                  ATTACHMENT A

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                       LINCOLN NATIONAL INCOME FUND, INC.

                            AUDIT COMMITTEE CHARTER

Statement of Policy

   Each Audit Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to the fund accounting and reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. The Audit Committee's role is clearly one of overview and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Audit Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund's officers.

   The outside auditor for the Fund shall be ultimately accountable to the Board of Directors and this Committee. This Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or, alternatively, to nominate the outside auditor to be proposed for shareholder approval in any proxy statements).

Membership

   The Audit Committee shall consist of a Chairman and at least two other Board members, all of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund. The independence of the members of this Committee shall be interpreted in accordance with the Rules of the New York Stock Exchange regarding Audit Committee as promulgated from time to time. Each member of the Audit Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise in the reasonable business judgement of the Board of Directors.

Principal Functions

   The Audit Committee Shall:

   1. Review and reassess the adequacy of this charter on an annual basis. The Committee Chairman shall insure that the Fund provides the New York Stock Exchange written confirmation regarding: (1) any determination that the Board of Directors has made regarding the independence of Directors; (2) the financial literacy of the Audit Committee members; (3) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of this Charter.

   2. Review the audit reports of the Fund prepared by its designated certified public accounting firm outside auditor, recommend the selection of an outside auditor for the ensuing year, review the audit and non-audit fees paid to the Fund's certified public accountants, and review in draft form the Annual Report, SEC 10-K, and Annual Proxy Statements for recommendation to the full Board.

   3. Ensure that the outside auditor submits on a periodic basis to this Committee a formal written statement delineating all relationships between the auditor and the Fund. This Committee shall also actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectively and independence of the outside auditor and shall make recommendations to the Board of Directors to take appropriate action in response to the outside auditors report to satisfy itself of the outside auditors' independence.

   4. Review, in consultation with the independent accountants, the conduct and results of each external audit of the financial statements of the Fund, each certification, report or opinion rendered by the independent accountants in connection with each audit, each related management letter, and management's responses to any recommendations made by the independent accountants in connection with each audit.

   5. Review, in consultation, as appropriate, with the independent accountants, the Fund's officers and the service contractors;

      a) Any disputes between the service contractors and the independent accountants that arise in connection with the audits and/or preparation of the financial statements;

      b) The independent accountant's review of each Fund's accounting and internal control procedures to check compliance with the rules and regulations of the SEC and other applicable requirements; and

      c) The review by the independent accountants (or other independent accountants) of the accounting and internal control procedures of the Fund's custodians and transfer agent to check compliance with the rules and regulations of the SEC and other applicable requirements.

      d) Consider, in consultation with the independent accountants and the Fund's officers, the scope and plan of forthcoming external audits and the review of the Fund's accounting and internal control procedures.

   6. Consider, when presented by the Fund's officers, the service contractors or the independent accountants, material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the Fund's financial statements.

   7. Have the power to inquire into any financial matters in addition to those set forth above.

   8. Review, in consultation with the Fund's officers and/or service contractors, any proposal to employ the independent accountants to render consulting or other non-audit services.

   9. Report to the entire Fund's Board periodically and as requested on the performance of its responsibilities and its findings.

   10. Perform such other functions as may be assigned to it by law, the Fund's charter, declaration of trust or by-laws, or by the Board.

Resource and Staff Assistance

   The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall consult as they deem appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Audit Committee.

Meetings

The Audit Committee shall meet at least twice each year, to determine the firm to be recommended to be employed as the Fund's independent accountants and the proposed terms of such engagements, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year. The Audit Committee shall meet with the Fund's independent accountants at least once annually outside the presence of the Fund's officers and management representatives.

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                                                | Lincoln National Convertible
                                                | Securities Fund, Inc.
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                                                |
                                                | PROXY STATEMENT
                                                | Notice of Annual Meeting
                                                | of Shareholders
                                                |-------------------------------
                                                | June 14, 2002
                                                |
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



           LINCOLN NATIONAL CONVERTIBLE SECURITIES, INC. (the "Fund")
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 14, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David K. Downes and David F. Connor, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103, on Friday, June 14, 2002 at 10:00 A.M. (EDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote all of the shares of common stock of the Fund held by the undersigned, thereby revoking all previous proxies, upon any matters which may properly be acted upon at this meeting. Please refer to the proxy statement for a discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1, THE PERSONS NAMED ON THE PROXY CARD WILL USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                           Date __________________________________________, 2002
                           Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                           PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Please fill in box(es) as shown using black or blue ink. X

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

                                                                                 FOR           WITHHOLD         FOR ALL
1. To elect the following nominees as Directors of the Fund.                     ALL              ALL            EXCEPT

        01) Thomas L. Bindley  02) Richard M. Burridge  03) Adela Cepeda
04) Roger J. Deshaies  05) David K. Downes  06) H. Thomas McMeekin
07) Daniel R. Toll


If you checked "For All Except," write the withheld nominee's name above.

                                                                             536